UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00041

GENERAL AMERICAN INVESTORS COMPANY, INC.
(Exact name of registrant as specified in charter)

530 Fifth Avenue, 26th Floor, New York, New York 10036
(Address of principal executive offices) (Zip code)

Eugene S. Stark

General American Investors Company, Inc.

530 Fifth Avenue

26th Floor

New York, New York 10036

(Name and address of agent for service)

Copy to:

John E. Baumgardner, Jr., Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

TO THE STOCKHOLDERS

F

or the six months ended June 30, 2019, return as measured based upon net asset value (NAV) per common share, including reinvestment of dividends and distributions, was 22.66% while the investment return to our stockholders (based upon market price per share), also including reinvestment of dividends and distributions, was 24.79%. By comparison, the return for our benchmark, the Standard and Poor’s 500 Stock Index (including income), was 18.54% during this period. For the twelve months ended June 30, 2019, return on net asset value was 11.44% and return to our stockholders was 11.13% which compares to the return of the S&P 500 Stock Index of 10.42%. During both time periods, the discount at which our shares traded continued to fluctuate and on June 30, 2019 it was 16.16%.

As detailed in the accompanying financial statements (unaudited), as of June 30, 2019, the net assets applicable to the Company’s Common Stock were $1,057,455,839 equal to $42.33 per Common Share.

The increase in net assets resulting from operations for the six months ended June 30, 2019 was $194,092,559. During this period, the net realized gain on investments was $79,043,262 and the increase in net unrealized appreciation was $115,934,940. Net investment income for the six months was $4,770,343. Distributions to preferred shareholders amounted to $5,655,986. During the six months, the Company also repurchased 1,005,522 of its shares at a cost of $33,425,922, an average discount to net asset value of 16.2%.

The U.S. economy’s expansion has set a duration record and the S&P 500 has reached historic highs. It has been more than 10 years since the financial crisis and market participants continue to look around every corner for the next big problem. This has undoubtedly contributed to the market’s performance over the past several years as bouts of disbelief and fear transcend what arguably has been a fairly consistent economy, albeit more constrained than prior economic recoveries. It has also likely reduced the trajectory of interest rates as disinflationary headwinds remained as excess capacity failed to be absorbed. More recently, trade skirmishes have dented demand as uncertainty has increased costs and reduced expectations for profit margins for companies as they attempt to realign their supply chains.

Most U.S. economic data appear to indicate slowing in the first half, but not contracting economic growth. Unemployment hovers around 50 year lows and inflationary pressures remain constrained. Wages are growing, and industrial production and retail sales are favorable. Productivity has also improved thereby depressing inflationary concerns. A detractor has been the growth of nominal debt throughout the economy but servicing costs have been relatively benign, despite some acceleration in non-performing loans.

Favorably for the U.S. economy, the Federal Reserve has signaled its intent to reduce interest rates. In part, it may be a response to slowing economic activity domestically, but also serves as a prophylactic to insure against global economic weakness washing upon our shores. Recall lower interest rates increase the value of discounted forward cash flows. Hence, the observation that the gains in the indexes year to date appear to be 95% attributable to multiple expansion and 5% to earnings improvement.

Other countries have also adjusted fiscal and monetary policy. China has embarked on nearly 85 different policy adjustments to ease financial conditions. This has led to some recent indications of improving Chinese domestic demand and higher levels of economic activity in the current quarter. As well, the European Central Bank has moved to reduce interest rates and monetary policy constraints as their economy bears the brunt of Chinese-American trade disputes. Each of these policy changes potentially improve the odds of economic reacceleration in the coming quarters.

The greatest risk to equities appears to be the possibility that trade issues don’t get resolved soon and that the slowdown morphs into something broader and pernicious. With price to earnings multiples being the largest contributor to performance, it would seem that equity market returns could become more muted were anticipated growth rates to decelerate further. However, given the significant benefits that would accrue to both parties in a favorable trade deal and nascent signs of accelerating economic improvement worldwide, the current pause in growth may be consistent with others experienced in this cycle. Thus, we remain sanguine on the long term prospects for equities with noted caveats.

We are saddened to report that Mr. Lewis Cullman, our esteemed colleague and director of the Company for the past fifty-eight years, died on June 7, 2019. For over 70 years, Mr. Cullman was an investor, entrepreneur, and philanthropist. Mr. Cullman helped to inaugurate a new era in U.S. financial history by pioneering the first leveraged buyout in 1964 of Orkin Extermination Company. Following that transaction, a succession of deals followed with companies built and sold through the end of the millennium, the most notable being At-A-Glance®. Mr. Cullman served on the boards of the Metropolitan Museum of Art, The Museum of Modern Art, the Neurosciences Institute, the New York Botanical Garden, The New York Public Library, and Chess in the Schools, an organization he was particularly proud of that taught chess to more than half-a-million economically-disadvantaged children in over 125 New York City public schools. Mr. Cullman was also a member of the American Academy of Arts & Sciences, the founder and CEO of Cullman Ventures, Inc., and founder of the Dorothy and Lewis B. Cullman Child Development Center. His counsel and support will be missed.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports, and press releases, is on our website and has been updated through June 30, 2019. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Jeffrey W. Priest
President and Chief Executive Officer

July 24, 2019

2

STATEMENT OF INVESTMENTS June 30, 2019 (Unaudited)
General American Investors

	Shares	COMMON STOCKS		Value (note 1a)
Consumer Discretionary (15.8%)	Media (5.4%)
	291,794	CBS Corporation – Class B		$14,560,521
	219,285	Discovery, Inc. (a)		6,732,050
	359,199	GCI Liberty, Inc. – Class A (a)		22,076,370
	47,547	The Madison Square Garden Company (a)		13,310,307
			(Cost $47,055,450)	56,679,248
	Retailing (10.4%)
	18,000	Amazon.com, Inc. (a)		34,085,340
	220,004	Liberty Expedia Holdings, Inc. (a)		10,513,991
	450,000	Macy’s, Inc.		9,657,000
	1,055,037	The TJX Companies, Inc.		55,790,357
			(Cost $34,896,178)	110,046,688
			(Cost $81,951,628)	166,725,936

Consumer Staples (16.3%)	Food, Beverage and Tobacco (11.5%)
	225,118	Danone (France)		19,070,638
	93,210	Diageo plc ADR (United Kingdom)		16,061,947
	345,000	Nestle S.A. (Switzerland)		35,715,735
	140,000	PepsiCo, Inc.		18,358,200
	530,000	Unilever N.V. (Netherlands/United Kingdom)		32,278,635
			(Cost $51,183,473)	121,485,155
	Food and Staples Retailing (4.8%)
	85,200	Costco Wholesale Corporation		22,514,952
	415,782	The Kroger Co.		9,026,627
	216,800	Target Corporation		18,777,048
			(Cost $28,174,504)	50,318,627
			(Cost $79,357,977)	171,803,782

Energy (7.4%)	1,500,947	Cameco Corporation (Canada)		16,105,161
	331,250	Ensco plc – Class A (a) (United Kingdom)		2,825,563
	120,725	EOG Resources, Inc.		11,246,741
	3,830,440	Gulf Coast Ultra Deep Royalty Trust		73,161
	460,000	Halliburton Company		10,460,400
	1,300,000	Helix Energy Solutions Group, Inc. (a)		11,219,000
	168,000	Phillips 66		15,714,720
	70,000	Pioneer Natural Resources Company		10,770,200
			(Cost $74,748,229)	78,414,946

Financials (21.1%)	Banks (2.8%)
	110,000	M&T Bank Corporation		18,707,700
	1,150,000	New York Community Bancorp, Inc.		11,477,000
			(Cost $13,085,967)	30,184,700
	Diversified Financials (4.0%)
	182,300	JPMorgan Chase & Co.		20,381,140
	370,000	Nelnet, Inc.		21,911,400
			(Cost $9,742,733)	42,292,540
	Insurance (14.3%)
	70,214	Aon plc (United Kingdom)		13,549,898
	1,080,000	Arch Capital Group Ltd. (a) (Bermuda)		40,046,400
	295,000	Axis Capital Holdings Limited (Bermuda)		17,596,750
	110	Berkshire Hathaway Inc. – Class A (a)(b)		35,018,500
	105,000	Everest Re Group, Ltd. (Bermuda)		25,953,900
	380,000	MetLife, Inc.		18,874,600
			(Cost $35,399,309)	151,040,048
			(Cost $58,228,009)	223,517,288

3

STATEMENT OF INVESTMENTS June 30, 2019 (Unaudited) - continued
General American Investors

	Shares	COMMON STOCKS (continued)		Value (note 1a)
Health Care (6.8%)	Pharmaceuticals, Biotechnology and Life Sciences
	1,415,824	Arantana Therapeutics, Inc. (a)		$7,305,652
	333,600	Gilead Sciences, Inc.		22,538,016
	299,942	Intra-Cellular Therapies, Inc. (a)		3,893,247
	494,327	Kindred Biosciences, Inc. (a)		4,117,744
	185,191	Merck & Co., Inc.		15,528,265
	470,185	Paratek Pharmaceuticals, Inc. (a)		1,876,038
	330,808	Pfizer Inc.		14,330,603
	2,174,264	VBI Vaccines, Inc. (a) (Canada)		2,543,889
			(Cost $45,855,047)	72,133,454

Industrials (11.0%)	Capital Goods (3.9%)
	154,131	Eaton Corporation plc (Ireland)		12,836,030
	217,541	United Technologies Corporation		28,323,838
			(Cost $27,479,170)	41,159,868
	Commercial and Professional Services (4.9%)
	597,895	Republic Services, Inc.	(Cost $8,407,622)	51,801,623

	Transportation (2.2%)
	416,511	Delta Air Lines, Inc.	(Cost $21,327,337)	23,636,999
			(Cost $57,214,129)	116,598,490

Information Technology (24.4%)	Semiconductors and Semiconductor Equipment (4.0%)
	153,652	Applied Materials, Inc.		6,900,511
	170,850	ASML Holding N.V. (Netherlands)		35,524,841
			(Cost $7,532,172)	42,425,352
	Software and Services (11.3%)
	35,500	Alphabet Inc. (a)		38,372,305
	101,474	DXC Technology Company		5,596,291
	313,800	eBay Inc.		12,395,100
	76,500	Facebook, Inc. – Class A (a)		14,764,500
	360,686	Microsoft Corporation		48,317,496
			(Cost $67,312,725)	119,445,692
	Technology, Hardware and Equipment (9.1%)
	84,000	Apple Inc.		16,625,280
	600,000	Cisco Systems, Inc.		32,838,000
	179,137	InterDigital, Inc.		11,536,423
	155,000	Lumentum Holdings Inc. (a)		8,278,550
	80,036	QUALCOMM Incorporated		6,088,338
	111,309	Universal Display Corporation		20,932,771
			(Cost $40,161,603)	96,299,362
			(Cost $115,006,500)	258,170,406

Materials (0.6%)	1,189,536	Venator Materials PLC (a)	(Cost $18,842,525)	6,292,645

Miscellaneous (3.6%)	3,741,604	Other (c)	(Cost $36,683,158)	37,942,178

Telecommunication Services (0.5%)	342,900	Vodafone Group plc ADR (United Kingdom)	(Cost $7,835,032)	5,599,557

		TOTAL COMMON STOCKS (107.5%)	(Cost $557,722,234)	1,137,198,682

	Warrants	WARRANT (a)
Technology, Hardware and Equipment (0.0%)	281,409	Applied DNA Sciences, Inc./November 14, 2019/$3.50	(Cost $2,814)	2,814

		Put Options
	Contracts (100 shares each)	COMPANY/EXPIRATION DATE/EXERCISE PRICE
Retailing (0.0%)	1,500	The TJX Companies, Inc./January 17, 2020/$42.50	(Cost $493,551)	90,000

4

STATEMENT OF INVESTMENTS June 30, 2019 (Unaudited) - continued
General American Investors

Shares	SHORT-TERM SECURITY AND OTHER ASSETS		Value (note 1a)
115,036,542	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 2.20% (d) (10.9%)	(Cost $115,036,542)	$115,036,542

TOTAL INVESTMENTS (e) (118.4%)		(Cost $691,255,141)	1,252,328,038
Liabilities in excess of other assets (-0.4%)			(4,755,024)
			1,247,573,014
PREFERRED STOCK (-18.0%)			(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$1,057,455,839

ADR – American Depository Receipt

(a)Non-income producing security.

(b)50 shares of 110 total shares held as collateral for options written.

(c)Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d)7-day yield.

(e)At June 30, 2019, the cost of investments for Federal income tax purposes was $694,442,071; aggregate gross unrealized appreciation was $599,909,257; aggregate gross unrealized depreciation was $42,023,290; and net unrealized appreciation was $557,885,967.

MAJOR STOCK CHANGES(a): Three Months Ended June 30, 2019 (Unaudited)

Increases	Net Shares Transacted	Shares Held
New Positions
CBS Corporation – Class B	291,794	291,794
EOG Resources, Inc.	120,725	120,725
Pioneer Natural Resources Company	39,444	70,000	(b)
Venator Materials PLC	—	1,189,536	(b)

Additions
Cameco Corporation	173,000	1,500,947
InterDigital, Inc.	35,171	179,137
Kindred Biosciences, Inc.	44,753	494,327
Macy’s, Inc.	75,000	450,000
The Madison Square Garden Company	4,526	47,547
New York Community Bancorp, Inc.	150,000	1,150,000
Paratek Pharmaceuticals, Inc.	5,200	470,185
Target Corporation	40,000	216,800
VBI Vaccines, Inc.	409,800	2,174,264

Decreases
Eliminations
Anadarko Petroleum Corporation	252,500	—
Celgene Corporation	55,000	—
Worldpay, Inc.	134,471	—

Reductions
Apple Inc.	5,000	84,000
Applied Materials, Inc.	50,000	153,652
Arantana Therapeutics, Inc.	1,102	1,415,824
ASML Holding N.V.	7,000	170,850
Discovery, Inc.	180,000	219,285
DXC Technology Company	50,000	101,474
Everest Re Group, Ltd.	10,000	105,000
Microsoft Corporation	40,000	360,686
Nestle S.A.	40,000	345,000
PepsiCo, Inc.	20,000	140,000
QUALCOMM Incorporated	55,000	80,036
Universal Display Corporation	5,000	111,309

(a)Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.

(b)Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

(see notes to unaudited financial statement)

5

PORTFOLIO DIVERSIFICATION June 30, 2019 (Unaudited)
General American Investors

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of June 30, 2019 is shown in the table.

Industry Category	Cost (000)	Value (000)	Percent Common Net Assets*
Information Technology
Semiconductors & Semiconductor Equipment	$7,532	$42,425	4.0%
Software & Services	67,313	119,446	11.3
Technology, Hardware & Equipment	40,164	96,302	9.1
	115,009	258,173	24.4
Financials
Banks	13,086	30,185	2.8
Diversified Financials	9,743	42,292	4.0
Insurance	35,399	151,040	14.3
	58,228	223,517	21.1
Consumer Staples
Food, Beverage & Tobacco	51,183	121,485	11.5
Food & Staples Retailing	28,175	50,319	4.8
	79,358	171,804	16.3
Consumer Discretionary
Media	47,055	56,679	5.4
Retailing	35,390	110,137	10.4
	82,445	166,816	15.8
Industrials
Capital Goods	27,479	41,160	3.9
Commercial & Professional Services	8,408	51,801	4.9
Transportation	21,327	23,637	2.2
	57,214	116,598	11.0

Energy	74,748	78,415	7.4
Health Care
Pharmaceuticals, Biotechnology & Life Sciences	45,855	72,133	6.8
Miscellaneous**	36,683	37,942	3.6
Materials	18,843	6,293	0.6
Telecommunication Services	7,835	5,600	0.5
	576,218	1,137,291	107.5
Short-Term Securities	115,037	115,037	10.9
Total Investments	$691,255	1,252,328	118.4

Liabilities in Excess of Other Assets		(4,755)	(0.4)
Preferred Stock		(190,117)	(18.0)
Net Assets Applicable to Common Stock		$1,057,456	100.0%

*Net Assets applicable to the Company’s Common Stock

**Securities which have been held for less than one year, not previously disclosed, and not restricted.

STATEMENT OF OPTIONS WRITTEN June 30, 2019 (Unaudited)

Call Options	Contracts (100 shares each)	COMPANY/EXPIRATION DATE/EXERCISE PRICE	Value (note 1a)
Food and Staples Retailing (0.0%)	500	Target Corporation /July 19, 2019/$85(Premiums Received $232,226)	$135,000

Insurance (0.0%)	250	Aon plc (United Kingdom)/July 19, 2019/$185(Premiums Received $194,486)	235,000

Retailing (0.1%)	1,500	The TJX Companies, Inc./January 17, 2020/$52.50(Premiums Received $371,944)	585,000

Technology, Hardware and Equipment (0.0%)	1,500	Cisco Systems, Inc./August 16, 2019/$55(Premiums Received $337,194)	277,500

		TOTAL CALL OPTIONS (0.1%)(Premiums Received $1,135,850)	1,232,500
Put Options
Retailing (0.0%)	1,000	Macy’s, Inc./August 16, 2019/$22(Premiums Received $219,817)	165,000

		TOTAL OPTIONS WRITTEN (0.1%)(Total Premiums Received $1,355,667*)	$1,397,500

*The maximum cash outlay if all options are exercised is $27,200,000

(see notes to unaudited financial statements)

6

STATEMENT OF ASSETS AND LIABILITIES June 30, 2019 (Unaudited)
General American Investors

Assets
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $575,722,234)		$1,137,198,682
Warrant (cost $2,814)		2,814
Purchased options (cost $493,551; note 4)		90,000
Money market fund (cost $115,036,542)		115,036,542

Total investments (cost $691,255,141)		1,252,328,038

OTHER ASSETS
Restricted cash (segregated collateral for options written)	$3,000,000
Dividends, interest and other receivables	1,886,738
Present value of future office lease payments (note 8)	5,244,795
Qualified pension plan asset, net excess funded (note 7)	3,116,906
Prepaid expenses, fixed assets, and other assets	1,520,785	14,769,224

TOTAL ASSETS		1,267,097,262

Liabilities
Payable for securities purchased	283,782
Accrued preferred stock dividend not yet declared	219,955
Outstanding options written, at value (premiums received $1,355,667; note 4)	1,397,500
Accrued compensation payable to officers and employees	2,026,704
Present value of future office lease payments (note 8)	5,244,795
Accrued supplemental pension plan liability (note 7)	5,253,754
Accrued supplemental thrift plan liability (note 7)	4,106,525
Accrued expenses and other liabilities	991,233

TOTAL LIABILITIES		19,524,248

5.95% CUMULATIVE PREFERRED STOCK, SERIES B –
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK – 24,978,532 shares (note 5)		$1,057,455,839

NET ASSET VALUE PER COMMON SHARE		$42.33

Net Assets Applicable To Common Stock
Common Stock, 24,978,532 shares at par value (note 5)	24,978,532
Additional paid-in capital (note 5)	399,961,968
Unallocated distributions on Preferred Stock	(5,875,941)
Total distributable earnings (note 5)	642,355,304
Accumulated other comprehensive loss (note 7)	(3,964,024)

NET ASSETS APPLICABLE TO COMMON STOCK		$1,057,455,839

(see notes to unaudited financial statements)

7

STATEMENT OF OPERATIONS Six months ended June 30, 2019 (Unaudited)
General American Investors

Income
Dividends (net of foreign withholding taxes of $345,537)		$9,832,235
Interest		1,259,344
		11,091,579
Expenses
Investment research	$3,462,756
Administration and operations	1,744,603
Office space and general	547,441
Transfer agent, custodian, and registrar fees and expenses	181,002
Directors’ fees and expenses	148,766
Auditing and legal fees	128,242
State and local taxes	58,837
Stockholders’ meeting and reports	49,589	6,321,236
NET INVESTMENT INCOME		4,770,343

Realized Gain and Change in Unrealized Appreciation on Investments (notes 1, 3 and 4)
Net realized gain on investments:
Common stock	80,519,464
Purchased option transactions	(702,862)
Written option transactions	(773,340)
	79,043,262
Net increase in unrealized appreciation:
Common stocks and warrant	118,027,268
Purchased options	(2,050,495)
Written options	(41,833)
	115,934,940
GAINS AND APPRECIATION ON INVESTMENTS		194,978,202
NET INVESTMENT INCOME, GAINS, AND APPRECIATION ON INVESTMENTS		199,748,545
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(5,655,986)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$194,092,559

STATEMENT OF CHANGES IN NET ASSETS

Operations	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Net investment income	$4,770,343	$8,173,881
Net realized gain on investments	79,043,262	59,267,989
Net increase (decrease) in unrealized appreciation	115,934,940	(139,146,694)
	199,748,545	(71,704,824)

Distributions to Preferred Stockholders	(5,655,986)	(11,311,972)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	194,092,559	(83,016,796)
OTHER COMPREHENSIVE LOSS
Funded status of defined benefit plans (note 7)	—	(1,328,128)

Distributions to Common Stockholders	—	(70,424,179)

Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	—	22,883,574
Cost of Common Shares purchased	(33,425,922)	(41,808,714)
DECREASE IN NET ASSETS – CAPITAL TRANSACTIONS	(33,425,922)	(18,925,140)
NET INCREASE (DECREASE) IN NET ASSETS	160,666,637	(173,694,243)

Net Assets Applicable to Common Stock
BEGINNING OF PERIOD	896,789,202	1,070,483,445
END OF PERIOD	$1,057,455,839	$896,789,202

(see notes to unaudited financial statements)

8

FINANCIAL HIGHLIGHTS
General American Investors

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for the six months ended June 30, 2019 and for each year in the five-year period ended December 31, 2018. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$34.51		$40.47	$37.56	$37.74	$39.77	$41.07
Net investment income	0.19		0.31	0.32	0.30	0.48	0.32
Net gain (loss) on common stocks, options and other-realized and unrealized	7.85		(3.03)	6.23	3.10	(0.99)	2.39
Other comprehensive income (loss)	—		(0.05)	0.08	0.02	0.02	(0.13)
	8.04		(2.77)	6.63	3.42	(0.49)	2.58
Distributions on Preferred Stock:
Dividends from net investment income	—		(0.06)	(0.04)	(0.04)	(0.12)	(0.04)
Distributions from net capital gains	—		(0.38)	(0.39)	(0.38)	(0.27)	(0.34)
Unallocated	(0.22)		—	—	—	—	—
	(0.22)		(0.44)	(0.43)	(0.42)	(0.39)	(0.38)
Total from investment operations	7.82		(3.21)	6.20	3.00	(0.88)	2.20
Distributions on Common Stock:
Dividends from net investment income	—		(0.29)	(0.30)	(0.33)	(0.34)	(0.32)
Distributions from net capital gains	—		(2.46)	(2.99)	(2.85)	(0.81)	(3.18)
	—		(2.75)	(3.29)	(3.18)	(1.15)	(3.50)
Net asset value, end of period	$42.33		$34.51	$40.47	$37.56	$37.74	$39.77
Per share market value, end of period	$35.49		$28.44	$34.40	$31.18	$31.94	$35.00

TOTAL INVESTMENT RETURN –
Stockholder return, based on market price per share	24.79	%*	(9.87%)	21.21%	7.59%	(5.34%)	9.32%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock end of period (000’s omitted)	$1,057,456		$896,789	$1,070,483	$1,022,535	$1,068,028	$1,227,900
Ratio of expenses to average net assets applicable to Common Stock	1.26	%**	1.20%	1.28%	1.27%	1.17%	1.10%
Ratio of net income to average net assets applicable to Common Stock	0.96	%**	0.78%	0.79%	0.78%	1.17%	0.78%
Portfolio turnover rate	10.74	%*	23.00%	19.58%	20.29%	14.41%	14.98%

PREFERRED STOCK
Liquidation value, end of period
(000’s omitted)	$190,117		$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	656%		572%	663%	638%	662%	746%
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$26.42		$25.72	$26.59	$25.77	$26.75	$26.01

* Not annualized

**Annualized

(see notes to unaudited financial statements)

9

NOTES TO FINANCIAL STATEMENTS (Unaudited)
General American Investors

1.Significant Accounting Policies – General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services – Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.

b. Options The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for option activity.

c. Security Transactions and Investment Income Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. These changes are combined and included in net realized and unrealized gain or loss on the Statement of Operations.

Realized foreign exchange gains or losses may also arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses may also arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e. Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. Contingent Liabilities Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects any future risk of loss thereunder to be remote.

2.Fair Value Measurements – Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1.00 per share),

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

10

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

2.Fair Value Measurements – (Continued from bottom of previous page.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of June 30, 2019:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,137,198,682	—	—	$1,137,198,682
Warrants	2,814	—	—	2,814
Purchased options	90,000	—	—	90,000
Money market fund	115,036,542	—	—	115,036,542
Total	$1,252,328,038	—	—	$1,252,328,038

Liabilities
Options written	$(1,397,500)	—	—	$(1,397,500)

Transfers among levels, if any, are reported as of the actual date of reclassification. No such transfers occurred during the six months ended
June 30, 2019.

3.Purchases and Sales of Securities – Purchases and sales of securities (other than short-term securities and options) for the six months ended June 30, 2019 amounted to $117,218,870 and $207,324,431, on long transactions, respectively.

4.Options – The level of activity in purchased and written options varies from year-to-year based upon market conditions. Transactions in purchased call and put options, as well as written covered call options and collateralized put options during the six months ended June 30, 2019 were as follows:

Purchased Options	Calls		Puts
	Contracts	Cost Basis	Contracts	Cost Basis
Outstanding, December 31, 2018	—	$—	5,300	$600,557
Purchased	—	—	3,408	665,843
Exercised	—	—	(1,300)	(150,749)
Expired	—	—	(5,908)	(622,100)
Outstanding, June 30, 2019	—	$—	1,500	$493,551
Written Options	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2018	—	$—	—	$—
Written	10,750	2,588,090	3,000	542,016
Terminated in closing purchase transaction	(7,000)	(1,452,240)	(2,000)	(322,199)
Options assigned	—	—	—	—
Expired	—	—	—	—
Outstanding, June 30, 2019	3,750	$1,135,850	1,000	$219,817

5.Capital Stock and Dividend Distributions – The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 24,978,532 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on June 30, 2019.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption.

On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the six months ended June 30, 2019 and the year ended December 31, 2018 were as follows:

	Shares		Amount
	2019	2018	2019	2018
Par value of Shares issued in payment of dividends and distributions (issued from treasury)	—	758,865	$—	$758,865
Increase in paid-in capital	—	—	—	22,124,709
Total increase	—	758,865	—	22,883,574
Par value of Shares purchased (at an average discount from net asset value of 16.2% and 16.0%, respectively)	(1,005,522)	(1,227,947)	(1,005,522)	(1,227,947)
Decrease in paid-in capital	—	—	(32,420,400)	(40,580,767)
Total decrease	(1,005,522)	(1,227,947)	(33,425,922)	(41,808,714)
Net decrease	(1,005,522)	(469,082)	$(33,425,922)	$(18,925,140)

11

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

5.Capital Stock and Dividend Distributions – (Continued from bottom of previous page.)

At June 30, 2019, the Company held in its treasury 7,002,340 shares of Common Stock with an aggregate cost of $231,341,128.

The tax basis distributions during the year ended December 31, 2018 are as follows: ordinary distributions of $8,963,411 and net capital gains distributions of $72,772,740. As of December 31, 2018, distributable earnings on a tax basis totaled $445,891,246 consisting of $3,716,353 from undistributed net capital gains, $252,895 from ordinary income and $441,921,998 from net unrealized appreciation on investments. Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December 31, 2018. As a result, additional paid-in capital was decreased by $1,002,465 and total distributable earnings was increased by $1,002,465. Net assets were not affected by this reclassification. As of December 31, 2018, the Company had wash loss deferrals of $3,186,930 and straddle loss deferrals of $1,103,299.

6.Officers’ Compensation – The aggregate compensation accrued and paid by the Company during the six months ended June 30, 2019 to its officers (identified on back cover) amounted to $3,647,127.

7.Benefit Plans – The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the six months ended June 30, 2019 were:

Service cost	$235,730
Interest cost	482,222
Expected return on plan assets	(757,145)
Amortization of prior service cost	141
Amortization of recognized net actuarial loss	45,794
Net periodic benefit cost	$6,742

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for the six months ended June 30, 2019 was $275,436. The qualified thrift plan acquired 36,400 shares in the open market, and distributed to retired employees 220,042 shares of the Company’s Common Stock during the six months ended June 30, 2019 and held 452,022 shares of the Company’s Common Stock at June 30, 2019.

8.Operating Lease Commitment – The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. The right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018. The annual cost of the operating lease continues to be reflected as an expense in the Statements of Operations and Changes in Net Assets.

In 2017, the Company entered into an operating lease agreement for office space which will expire in 2028 and provide for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. Rental expense approximated $297,100 for the six months ended June 30, 2019. The Company has the option to extend the lease for an additional five years at market rates. As of June 30, 2019, no consideration has been given to extending this lease. Minimum rental commitments under this operating lease are approximately:

2019	$312,000
2020	624,000
2021	624,000
2022	624,000
2023	631,000
Thereafter	3,206,000
Total Remaining Lease Payments	6,021,000
Effect of Present Value Discounting	(776,205)
Present Value of Future Office Lease Payments	$5,244,795

OTHER MATTERS (Unaudited)

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on page 10. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2019 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

On April 25, 2019, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made a semi-annual certification, included in a filing with the SEC on Form N-CSR as of December 31, 2018 relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

GENERAL AMERICAN INVESTORS
COMPANY, INC.

SEMI-ANNUAL REPORT

June 30, 2019

A Closed-End Investment Company

listed on the New York Stock Exchange

530 FIFTH AVENUE

NEW YORK • NY 10036

212-916-8400 • 1-800-436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

DIRECTORS*

Spencer Davidson, Chairman

Arthur G. Altschul, Jr. Rodney B. Berens Clara E. Del Villar John D. Gordan, III Betsy F. Gotbaum	Sidney R. Knafel Rose P. Lynch Jeffrey W. Priest Henry R. Schirmer Raymond S. Troubh

(*The Company is a stand-alone fund.)

OFFICERS

Jeffrey W. Priest, President and Chief Executive Officer

Anang K. Majmudar, Senior Vice-President

Andrew V. Vindigni, Senior Vice-President

Craig A. Grassi, Vice-President

Liron Kronzon, Vice-President

Sally A. Lynch, Vice-President

Eugene S. Stark, Vice-President, Administration, Principal
Financial Officer & Chief Compliance Officer

Samantha X. Jin, Treasurer

Linda J. Genid, Corporate Secretary

Connie A. Santa Maria, Assistant Corporate Secretary

SERVICE COMPANIES

Counsel Sullivan & Cromwell LLP Independent Auditors Ernst & Young LLP Custodian and Accounting Agent State Street Bank and Trust Company	Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 1-800-413-5499 www.amstock.com

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

Period 2019	(a) Total Number of shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
01/01-01/31	178,324	$30.5484	178,324	513,447
02/01-02/28	162,807	32.1262	162,807	1,350,640
03/01-03/31	148,154	33.0276	148,154	1,202,486
04/01-04/30	189,561	34.3947	189,561	1,012,925
05/01-05/31	172,398	34.5580	172,398	840,527
06/01-06/30	154,278	34.8543	154,278	686,249
Total for period	1,005,522		1,005,522

Note-	The Board of Directors has authorized the repurchase of the registrant’s common stock when the shares are trading at a discount from the underlying net asset value of at least 8%. This represents a continuation of the repurchase program which began in March 1995. As of the beginning of the period, January 1, 2019, there were 691,771 shares available for repurchase under the aforementioned extension of such authorization. As of the end of the period, June 30, 2019, there were 686,249 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

			(c) Total Number of Shares	(d) Maximum Number (or Approximate
	(a) Total Number	(b) Average Price	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
Period	of shares (or Units)	Paid per Share	of Publicly Announced Plans	that May Yet Be Purchased Under
2019	Purchased	(or Unit)	or Programs	the Plans or Programs
01/01-01/31	-		-	604,687
02/01-02/28	-		-	604,687
03/01-03/31	-		-	604,687
04/01-04/30	-		-	604,687
05/01-05/31	-		-	604,687
06/01-06/30	-		-	604,687
Total for period	0		0

Note-	The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are trading at a price not in excess of $25.00 per share. As of the beginning of the period, January 1, 2019, there were 604,687 shares available for repurchase under such authorization. As of the end of the period, June 30, 2019, there were 604,687 shares available for repurchase under this program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated February 20, 2019.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of June 30, 2019, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the "Registrant"), including the principal executive officer ("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of June 30, 2019, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) Effective January 1, 2019, the Registrant outsourced daily fund accounting and recordkeeping responsibilities to State Street Bank and Fund Company. Previously, such responsibilities were performed by the Registrant as an internal function. As a result of the change described above and the Registrant’s oversight of State Street Bank and Fund Company, the Registrant believes that its internal controls over financial reporting remain effective.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS

(a)	(1)	The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(2)	See separate certifications (Exhibit 99 CERT) for each of the principal executive officer and the principal financial officer of the Registrant pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(3)	Written solicitation to purchase securities is not applicable to this semi-annual report.

(4)	Change in independent public accountant is not applicable to this semi-annual report.

(b)	A certification (Exhibit 99.906 CERT) by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By:	/s/ Eugene S. Stark
Eugene S. Stark
Vice-President, Administration

Date: August 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey W. Priest
Jeffrey W. Priest
President and Chief Executive Officer
(Principal Executive Officer)

Date: August 2, 2019

By:	/s/ Eugene S. Stark
Eugene S. Stark
Vice-President, Administration
(Principal Financial Officer)

Date: August 2, 2019